UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K/A
                                AMENDMENT NO. 1



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): JANUARY 11, 2005


                       CHINA WIRELESS COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


            NEVADA                    333-49388              91-1966948
(State or other jurisdiction of      (Commission            (IRS Employer
        incorporation)               File Number)         Identification No.)


           1746 COLE BOULEVARD, SUITE 225, GOLDEN, COLORADO 80401-3208
               (Address of principal executive offices) (Zip Code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

        Registrant's telephone number, including area code (303) 277-9968

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On January 11, 2005, Moores Rowland Mazars resigned as the independent public accountants for China Wireless Communications, Inc. The resignation of Moores Rowland Mazars was approved by the Board of Directors of the Registrant. Moores Rowland Mazars had audited the registrant's consolidated balance sheet as of December 31, 2003 and the related consolidated statements of operations, stockholders' equity and cash flows for the year ended December 31, 2003 and for the period from August 13, 2002 (inception) to December 31, 2002 and the amounts included in the consolidated cumulative period from August 13, 2002 (inception) through December 31, 2003.

The audit report of Moores Rowland Mazars on the financial statements as of December 31, 2003 and for the year ended December 31, 2003 and for the period from August 13, 2002 (inception) to December 31, 2002 did not contain any adverse opinion or disclaimer of opinion, or was modified as to audit scope, accounting principles or uncertainty, except for a going concern opinion expressing substantial doubt about the Company's ability to continue as a going concern.


During the two most recent fiscal period/year ended December 31, 2003 and the subsequent interim period through January 11, 2005, there were no disagreements with Moores Rowland Mazars on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Moores Rowland Mazars, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The registrant has requested Moores Rowland Mazars to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated February 28, 2005, is filed as Exhibit
16.1 to this Form 8-K.



There were no other "reportable events" as that term is described in Item 304(a)(1)(iv) of Regulation S-B occurring within the registrant's two most recent fiscal period/year ended December 31, 2003 and the subsequent interim period ended January 11, 2005.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

REGULATION
S-B NUMBER                         DOCUMENT

   16.1          Letter from Moores Rowland Mazars






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CHINA WIRELESS COMMUNICATIONS, INC.


February 28, 2005                 By:  /s/ PEDRO E. RACELIS, III
                                     -------------------------------------------
                                     Pedro E. Racelis III
                                     President and Chief Executive Officer






















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